                                                                    Exhibit 10.1

                AMENDED AND RESTATED THIRD MODIFICATION AGREEMENT
                -------------------------------------------------

      THIS AMENDED AND RESTATED THIRD MODIFICATION AGREEMENT (hereinafter, this "Agreement") is made this 14th day of May, 2001 by and among:

      SOVEREIGN BANK as successor-in-interest to Fleet National Bank (hereinafter, the "Bank"), a federal savings bank having an office located at 100 Pearl Street, Hartford, Connecticut;

      SIGHT RESOURCE CORPORATION (hereinafter, "Sight Resource"), a Delaware corporation with a principal place of business at 100 Jeffrey Avenue, Holliston, Massachusetts;

      CAMBRIDGE EYE ASSOCIATES, INC. (hereinafter, "Cambridge Eye"), a Delaware corporation with a principal place of business at One Highland Avenue, Unit 3B, Malden, Massachusetts;

      DOUGLAS VISION WORLD, INC. (hereinafter, "Douglas Vision"), a Delaware corporation with a principal place of business at One Highland Avenue, Unit 3B, Malden, Massachusetts;

      E.B. BROWN OPTICIANS, INC. (hereinafter, "E.B. Brown"), a Delaware corporation with a principal place of business at 1549 E. 30th Street, Cleveland, Ohio;

      EYEGLASS EMPORIUM, INC. (hereinafter, "Eyeglass Emporium"), a Delaware corporation with a principal place of business at 100 Jeffrey Avenue, Holliston, Massachusetts;

      KENT OPTICAL COMPANY, f/k/a KENT ACQUISITION CORP. (hereinafter, "Kent Optical"), a Delaware corporation with a principal place of business at 100 Jeffrey Avenue, Holliston, Massachusetts;

      SHAWNEE OPTICAL, INC. (hereinafter, "Shawnee Optical"), a Delaware corporation with a principal place of business at 2203 W. 38th Street, Erie, Pennsylvania; and

      VISION PLAZA, CORP. (hereinafter, "Vision Plaza"), a Delaware corporation with a principal place of business at 3301 Veterans Memorial Boulevard, Suite 54E, Metarie, Louisiana.

      Hereinafter, the Sight Resource, Cambridge Eye, Douglas Vision, E.B. Brown, Eyeglass Emporium, Kent Optical, Shawnee Optical, and Vision Plaza shall be referred to collectively, jointly, and severally, as the "Obligors."

                                   WITNESSETH
                                   ----------

      WHEREAS, reference is hereby made to certain loan arrangements (hereinafter, the "Loan Arrangements") entered into by and between the Bank and the Obligors, evidenced by, among other things, the following documents, instruments, and agreements (hereinafter collectively, together with this Agreement and all documents, instruments, and agreements executed incidental hereto, and contemplated hereby, the "Loan Documents"):

            (a) Loan Agreement (hereinafter, as amended, the "Loan Agreement") dated April 15, 1999, entered into by and between the Bank and the Obligors;

            (b) Secured Revolving Line Note (hereinafter, the "Revolving Note") dated April 15, 1999 in the maximum principal amount of $3,000,000.00 made by the Obligors payable to the Bank;

            (c) Secured Term Note (hereinafter, the "Term Note") dated April 15, 1999 in the original principal amount of $7,000,000.00 made by the Obligors payable to the Bank;

            (d) Eight (8) Security Agreements (All Assets) (hereinafter, collectively, the "Security Agreements") dated April 15, 1999 respectively, pursuant to which each of the Obligors granted the Bank a security interest in the Collateral (as defined in the Security Agreements);

            (e) Security Agreement (Pledged Collateral) dated April 15, 1999, pursuant to which Sight Resource assigned, transferred, and delivered to the Bank all of the Collateral (as defined therein);

            (f) Modification Agreement (hereinafter, the "Modification Agreement") dated March 31, 2000 entered into by the Bank and the Obligors; and

            (g) Second Modification Agreement (hereinafter, the "Second Modification Agreement") dated November 30, 2000 entered into by the Bank and the Obligors.

Capitalized terms used herein and not otherwise defined shall have the meanings as set forth in the Loan Agreement, as amended by (i) the Modification Agreement and (ii) the Second Modification Agreement.

      WHEREAS, the Obligors have requested that the Bank amend certain terms and conditions of the Loan Documents as provided for herein; and

      WHEREAS, the Bank has indicated its willingness to do so, BUT ONLY on the terms and conditions contained in this Agreement; and

      WHEREAS, the Obligors have determined that this Agreement is in the Obligors' best interest.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligors and the Bank agree as follows:

                         Acknowledgment of Indebtedness
                         ------------------------------

      1. The Obligors each hereby acknowledge and agree that, in accordance with the terms and conditions of (i) the Loan Documents, (ii) this Agreement, and
(iii) all documents, instruments, and agreements executed incidental to, and contemplated by this Agreement, the Obligors are jointly and severally liable to the Bank as of May 10, 2001, as follows:

            (a)   Revolving Note:

                  (i)   Principal:                              $2,500,000.00
                  (ii)  Interest:                                   $3,750.00
                  (iii) Late Fees:                                     $33.33
                  (iv)  Legal Fees & Expenses
                  (From 03/16/01 - 05/08/01):                       $6,247.39

            (b)   Term Note:

                  (i)   Principal:                              $5,850,002.01
                  (ii)  Interest:                                   $8,775.00

                  (iii) Late Fees:                                     $78.00

                             TOTAL           $8,368,885.73

            (c) All interest accruing from and after May 10, 2001 under the Revolving Note, and the Term Note, respectively, and all late fees, reasonable costs, expenses, and costs of collection (including reasonable attorneys' fees and the allocated costs of the Bank's in-house counsel) incurred by the Bank from and after May 8, 2001 in connection the Loan Documents, including, without limitation, all reasonable attorney's fees and expenses incurred in connection with the negotiation and preparation of this Agreement and all documents, instruments, and agreements incidental hereto.

            (d) Hereinafter all amounts due as set forth in this Paragraph 1, and elsewhere payable under this Agreement, shall be referred to collectively as the "Obligations."

                                Waiver of Claims
                                ----------------

      2. The Obligors each hereby acknowledge and agree that they have no offsets, defenses, claims, or counterclaims against the Bank or the Bank's officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns with respect to the Obligations, or otherwise, and that if any of the Obligors now have, or ever did have, any offsets, defenses, claims, or counterclaims against the Bank or the Bank's officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Agreement, all of them are hereby expressly WAIVED, and the Obligors each hereby RELEASE the Bank and the Bank's officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns from any liability therefor.

               Ratification of Loan Documents; Further Assurances
               --------------------------------------------------

      3. The Obligors:

            (a) Hereby ratify, confirm, and reaffirm all and singular the terms and conditions of the Loan Documents. The Obligors further acknowledge and agree that except as specifically modified in this Agreement, all terms and conditions of those documents, instruments, and agreements shall remain in full force and effect; and

            (b) Shall, from and after the execution of this Agreement, execute and deliver to the Bank whatever additional documents, instruments, and agreements that the Bank reasonably may require in order to vest or perfect the Loan Documents and the Collateral granted therein more securely in the Bank and to otherwise give effect to the terms and conditions of this Agreement, including, without limitation, such UCC Financing Statements and related documentation as may be necessary in order to perfect the security interest granted to the Bank by the Obligors in the Collateral.

                       Waiver of Certain Existing Defaults
                       -----------------------------------

      4. In consideration of the Obligors' compliance with the terms and conditions of this Agreement, the Bank hereby agrees to waive the following existing Defaults which have occurred under the Loan Documents: (i) Section 7.01
- Minimum Net Worth of not less than $21,000,000 for the quarter ended 12/30/2000; (ii) Section 7.03 - Minimum Debt Service Coverage Ratio of not less than 1.1x for the quarter ended 12/30/2000; (iii) Section 7.04 - Maximum Funded Debt Coverage Ration of not more than 3.5x for the trailing twelve (12) month period ended 12/30/2000; and (iv)

Section 7.05 - Minimum Net Profit of not greater than a loss of $620,000 for the quarter ended 12/30/2000 and not greater than a loss of $1,950,000 for the twelve (12) month period ended 12/30/2000 (collectively, the "Existing Defaults"). In connection with the waiver of the Existing Defaults, the Obligors hereby expressly acknowledge and agree as follows:

            (a) The waiver of the Existing Defaults (i) shall apply only to the defaults specified herein, (ii) constitutes a one-time waiver, and (iii) shall not constitute a waiver of any Default or Events of Default whether now existing or arising after the execution of this Agreement, other than of the Existing Defaults; and

            (b) The waiver of the Existing Defaults shall not prejudice any rights or remedies the Bank may have after the date hereof to declare an Event of Default, or to exercise its rights and remedies with respect to such Default, with respect to any failure of the Obligors to be in compliance with any term or condition of the any of the Loan Documents.

                              Licensing Agreements
                              --------------------

      5. The Obligors each hereby represent and warrant to the Bank that:

            (a) The Obligors maintain licensing agreements with only those parties specifically identified on Exhibit "A" attached hereto;

            (b) The Collateral granted to the Bank under the Security Agreements is subject to the rights of only those licensors specifically listed on Exhibit "A"; and

            (c) Complete and accurate copies of all licensing agreements (together with any amendments or addendums thereto) maintained among the Obligors and any other parties are attached hereto as Exhibit "B".

                              Additional Financings
                              ---------------------

      6. The Obligors have advised the Bank that they are negotiating to receive additional financings in the form of equity and/or debt subordinate to the Obligations, in the aggregate amount of not less than $2,300,000 (the "Additional Financings") from third parties (the "Investors"). In that regard, the Obligors:

            (a) Shall provide to the Bank, by no later than the first business day of each calendar month during the term of this Agreement, written updates as to the status of the Obligors' efforts to obtain Additional Financings from the Investors or any other parties (hereinafter, the "Financing Report"). Each Financing Report shall include, at a minimum, a statement as to the persons or entities with which the Obligors are actively seeking any Additional Financings, as well as an accounting of any amounts received by the Obligor in connection with the Additional Financings;

            (b) Hereby acknowledge and agree that the Additional Financings shall be on such terms and conditions as are reasonably acceptable to the Bank;

            (c) Shall provide to the Bank, by no later than May 31, 2001, a formal written agreement or agreements that memorialize all material terms of the Additional Financings, which have been executed by all necessary parties and constitute a binding obligation to consummate the Additional Financings;

            (d) Hereby acknowledge and agree that any Additional Financings which are in the form of debt shall be subordinate to the Obligations, and that the Borrower shall, and the Borrower shall cause each subordinated creditor to, prior to the completion of any Additional Financings which constitute subordinated debt, execute and deliver to the Bank a subordination agreement, which subordination agreement shall be in substantially the form of the Subordination Agreement attached hereto as Exhibit "C"; and

            (e) Hereby acknowledge and agree that the failure to complete the Additional Financings by no later than July 16, 2001 shall constitute an Event of Default under the Loan Agreement.

                   Interest Rate; Repayment of the Obligations
                   -------------------------------------------

      7. From and after the execution of this Agreement, interest shall accrue upon, and the Obligors shall repay, the Obligations as follows:

            (a) Commencing upon the execution of this Agreement interest shall accrue on the unpaid principal balance of each of (i) the Revolving Note and (ii) the Term Note, at the following rates during the corresponding time periods as indicated in the table below:

--------------------------------------------------------------------------------
         Time Period                          Applicable Interest Rate
         -----------                          ------------------------
--------------------------------------------------------------------------------
February 1, 2001 through and          Six (6%) percent
including September 30, 2001:
--------------------------------------------------------------------------------
October 1, 2001 through and           Seven (7%) percent
including December 31, 2001:
--------------------------------------------------------------------------------
January 1, 2002 through the           Prime Rate (as defined in the Loan
Maturity Date (as defined herein):    Agreement), provided, however, that the
                                      rate of interest charged shall be no less
                                      than eight (8%) percent per annum, and no
                                      greater than eleven (11%) per annum
--------------------------------------------------------------------------------

            (b) On the first Banking Day of each calendar month the Obligors shall make consecutive monthly payments in an amount equal to all accrued interest under each of (i) the Revolving Note and (ii) the Term Note;

            (c) In addition to all other payments required hereunder, the Obligors shall make regular scheduled payments to be applied in reduction of the principal balance of the Term Note, during the following time periods in the corresponding amounts:

--------------------------------------------------------------------------------
         Time Period                        Amount of Principal Payment
         -----------                        ---------------------------
--------------------------------------------------------------------------------
Commencing the first Banking Day
of July, 2001 and continuing on
the first Banking Day of each
calendar month thereafter through
and including December, 2001:                        $30,000.00
--------------------------------------------------------------------------------
Commencing on the first Banking
Day of January, 2002 and
continuing on the first Banking
Day of each calendar month
thereafter until the Maturity
Date:                                               $100,000.00
--------------------------------------------------------------------------------

            (d) The Obligors shall pay all Obligations under the Loan Documents in full by federal funds wire transfer on or before the earlier of (i) the occurrence of an Event of Default (as defined below) or (ii) December 31, 2002 (hereinafter, the "Maturity Date").

                       Modification of Negative Covenants
                       ----------------------------------

      8. From and after the execution of this Agreement, the following Negative covenants contained in Article VII of the Loan Agreement shall be modified as follows:

            (a) Section 7.01 is hereby deleted in its entirety and replaced with the following:

                  7.01 (Minimum Net Worth). Borrower (on a consolidated basis) will not permit its Net Worth to be less than $12,500,000 as at the end of any fiscal quarter commencing with the fiscal quarter ending March 31, 2001.

            (b) Section 7.03 (Minimum Debt Service Coverage Ratio) and Section
      7.04 (Maximum Funded Debt Coverage Ratio) are hereby deleted in their entirety.

            (c) Section 7.05 is hereby deleted in its entirety and replaced with the following:

                  7.05 (Maximum Net Loss). Borrower will not permit its consolidated net loss after taxes to be greater than the following amounts for the following quarters (and annually where appropriate):

--------------------------------------------------------------------------------
               Quarter Ending                  Applicable Amount
               --------------                  -----------------
--------------------------------------------------------------------------------
               March 31, 2001                    ($1,700,000)
--------------------------------------------------------------------------------
                June 30, 2001                    ($2,000,000)
--------------------------------------------------------------------------------
             September 30, 2001                  ($1,000,000)
--------------------------------------------------------------------------------
              December 31, 2001                  ($2,300,000)
--------------------------------------------------------------------------------
           Annual Fiscal Year 2001               ($7,000,000)
--------------------------------------------------------------------------------
               March 31, 2002                     ($800,000)
--------------------------------------------------------------------------------
                June 30, 2002                     ($925,000)
--------------------------------------------------------------------------------
              September 30, 2002                  ($475,000)
--------------------------------------------------------------------------------
              December 31, 2002                  ($1,325,000)
--------------------------------------------------------------------------------
           Annual Fiscal Year 2002               ($3,525,000)
--------------------------------------------------------------------------------

            Each of the first three quarters of each fiscal year and the annual calculation shall be separate and distinct tests.

                               Costs of Collection
                               -------------------

      9. The Obligors shall:

            (a) On or before the execution of this Agreement, the Obligors shall pay the Bank the sum of $6,247.39 in reimbursement for reasonable costs, expenses, and costs of collection (including reasonable attorneys' fees and expenses) incurred by the Bank from

      March 16, 2001 through May 8, 2001, in connection with the protection, preservation, and enforcement by the Bank of its rights and remedies under the Loan Documents, including, without limitation, the negotiation and preparation of this Agreement.

            (b) On demand, reimburse the Bank for any and all reasonable costs, expenses, and costs of collection (including reasonable attorneys' fees and expenses) incurred by the Bank from and after March 16, 2001, in connection with the protection, preservation, and enforcement by the Bank of its rights and remedies under the Loan Documents.

                                     Notices
                                     -------

      10. Any communication between the Bank and the Obligors shall be forwarded via certified mail, return receipt requested, or via recognized overnight courier, addressed as follows:

            If to the Bank:                Sovereign Bank
                                           Managed Assets Division
                                           619 Alexander Road
                                           Princeton, New Jersey 08540
                                           Attn.: Mr. Frank P. Leis

            With a copy via telecopier to: Steven T. Greene, Esquire
                                           Riemer & Braunstein LLP
                                           Three Center Plaza
                                           Boston, Massachusetts 02108
                                           Telecopier No. (617) 880-3456

            If to the Obligors:            Sight Resource Corporation
                                           100 Jeffrey Avenue
                                           Holliston, Massachusetts 01746
                                           Attn: William T. Sullivan
                                           President and CEO

            With a copy via telecopier to: Lewis Geffen, Esquire
                                           Mary-Laura Greely, Esquire
                                           Mintz, Levin, Cohn, Ferris, Glovsky
                                             and Popeo, P.C.
                                           One Financial Center
                                           Boston, Massachusetts 02111
                                           Telecopier No. (617) 542-2241

                                     Waivers
                                     -------

      11. Non-Interference. From and after the occurrence of any Event of Default, the Obligors agree not to interfere with the exercise by the Bank of any of its rights and remedies. The Obligors further agree that they shall not seek to distrain or otherwise hinder, delay, or impair the Bank's efforts to realize upon any of the collateral granted to the Bank under the Loan Documents, or otherwise to enforce the Bank's rights and remedies pursuant to the Loan Documents. This provision shall be specifically enforceable by the Bank.

      12. Automatic Stay. The Obligors hereby expressly assent to any motion filed by the Bank seeking relief from the automatic stay in connection with any Petition for Relief filed by or against any one or more of the Obligors under the United States Bankruptcy Code.

      13. Jury Trial. The Obligors hereby make the following waiver knowingly, voluntarily, and intentionally, and understand that the Bank, in entering into this Agreement, or in making any financial accommodations to the Obligors, is relying on such a waiver: THE OBLIGORS HEREBY IRREVOCABLY WAIVE ANY PRESENT OR FUTURE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE BANK BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE BANK OR IN WHICH THE BANK IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE OBLIGORS, OR ANY OTHER PERSON OR ENTITY, AND THE BANK.

                                Entire Agreement
                                ----------------

      14. This Agreement shall be binding upon the Obligors and the Obligors' respective employees, representatives, successors, and assigns, and shall inure to the benefit of the Bank and the Bank's successors and assigns. This Agreement and all documents, instruments, and agreements executed in connection herewith incorporate all of the discussions and negotiations between the Obligors and the Bank, either expressed or implied, concerning the matters included herein and in such other documents, instruments and agreements, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement, or any provision of any other document, instrument, or agreement between the Obligors and the Bank shall be effective unless executed in writing by the party to be charged with such modification, amendment, or waiver, and if such party be the Bank, then by a duly authorized officer thereof.

                            Construction of Agreement
                            -------------------------

      15. In connection with the interpretation of this Agreement and all other documents, instruments, and agreements incidental hereto:

            (a) All rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts and are intended to take effect as sealed instruments.

            (b) The captions of this Agreement are for convenience purposes only, and shall not be used in construing the intent of the Bank and the Obligors under this Agreement.

            (c) In the event of any inconsistency between the provisions of this Agreement and any other document, instrument, or agreement entered into by and between the Bank and the Obligors, the provisions of this Agreement shall govern and control.

            (d) The Bank and the Obligors have prepared this Agreement and all documents, instruments, and agreements incidental hereto with the aid and assistance of their respective counsel. Accordingly, all of them shall be deemed to have been drafted by the Bank and the Obligors and shall not be construed against either the Bank or the Obligors.

                         Illegality or Unenforceability
                         ------------------------------

      16. Any determination that any provision or application of this Agreement is invalid, illegal, or unenforceable in any respect, or in any instance, shall not affect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

                               Informed Execution
                               ------------------

      17. The Obligors warrant and represent to the Bank that the Obligors:

            (a) Have read and understand all of the terms and conditions of this Agreement;

            (b) Intend to be bound by the terms and conditions of this Agreement;

            (c) Are executing this Agreement freely and voluntarily, without duress, after consultation with independent counsel of their own selection; and

            (d) Acknowledge and agree that the modifications provided to the Obligors by the Bank pursuant to this Agreement constitute a fair and reasonable time frame within which all Obligations are to be paid in full.

                [remainder of this page intentionally left blank]

      IN WITNESS WHEREOF, this Agreement has been executed on this 14th day of May, 2001.

SOVEREIGN BANK                             SIGHT RESOURCE CORPORATION

By: /s/ Frank P. Leis                      By: /s/ William T. Sullivan
    -----------------------------              -----------------------------
Title: Vice President                      Title: President

                                           CAMBRIDGE EYE ASSOCIATES, INC.

                                           By: /s/ William T. Sullivan
                                               -----------------------------
                                           Title: President

                                           DOUGLAS VISION WORLD, INC.

                                           By: /s/ William T. Sullivan
                                               -----------------------------
                                           Title: President

                                           E.B. BROWN OPTICIANS, INC.

                                           By: /s/ William T. Sullivan
                                               -----------------------------
                                           Title: President

                                           EYEGLASS EMPORIUM, INC.

                                           By: /s/ William T. Sullivan
                                               -----------------------------
                                           Title: President

                                           KENT OPTICAL COMPANY, f/k/a KENT
                                           ACQUISITION CORP.

                                           By: /s/ William T. Sullivan
                                               -----------------------------
                                           Title: President

                                           SHAWNEE OPTICAL, INC.

                                           By: /s/ William T. Sullivan
                                               -----------------------------
                                           Title: President

                                           VISION PLAZA, CORP.

                                           By: /s/ William T. Sullivan
                                               -----------------------------
                                           Title: President

                  EXHIBIT "A" TO A CERTAIN AMENDED AND RESTATED
              THIRD MODIFICATION AGREEMENT DATED MAY 14, 2001 AMONG SIGHT RESOURCE CORPORATION, ET AL. AND SOVEREIGN BANK

                                    Licensors

1.    Marchon Delta Systems, Inc.; and

2.    Microsoft Corporation

                  EXHIBIT "B" TO A CERTAIN AMENDED AND RESTATED
              THIRD MODIFICATION AGREEMENT DATED MAY 14, 2001 AMONG SIGHT RESOURCE CORPORATION, ET AL. AND SOVEREIGN BANK

                               License Agreements

                                   (Attached)

                  EXHIBIT "C" TO A CERTAIN AMENDED AND RESTATED
              THIRD MODIFICATION AGREEMENT DATED MAY 14, 2001 AMONG SIGHT RESOURCE CORPORATION, ET AL. AND SOVEREIGN BANK

                         Form of Subordination Agreement

                                   (Attached)

Subordination Agreement                                           Sovereign Bank
--------------------------------------------------------------------------------

                                                       Date: _____________, 2001

      This Subordination Agreement (hereinafter, this "Agreement") is made among
________________________________________________________________________________
________________ [insert name and address of appropriate Sight Resource Corp. entity indebted to the Creditor] (hereinafter, the "Borrower"),

________________________________________________________________________________
________________ [insert name and address of subordinated creditor] (hereinafter, the "Creditor"), and

Sovereign Bank, successor in interest to Fleet National Bank, a federal savings bank having offices located at 100 Pearl Street, Hartford, Connecticut (hereinafter, the "Bank"),

for good and valuable consideration and in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

                                   WITNESSETH
                                   ----------

      WHEREAS, the Bank and the Borrower entered into a certain Loan Agreement dated April 15, 1999, as amended by (i) a certain Modification Agreement dated March 31, 2000, (ii) a certain Second Modification Agreement dated November 30, 2000, and (iii) a certain Amended and Restated Third Modification Agreement dated May 14, 2001 (hereinafter, collectively, as amended from time to time, the Loan Agreement"), pursuant to which the Bank has made loans extensions of credit to the Borrower; and

      WHEREAS, the Creditor has made loans, and may in the future make additional loans, to the Borrower;

      WHEREAS, it is a requirement of the Loan Agreement that the Creditor and the Borrower enter into this Agreement with the Bank; and

      WHEREAS, the Bank's extension of financial accommodations to the Borrower as more particularly set forth in the Loan Agreement is beneficial to the Creditor;

      NOW THEREFORE, it is hereby agreed among the Bank, the Borrower and the Creditor as follows:

      1. Unless and until this Agreement is terminated by written notice from the Bank, the Creditor and the Borrower hereby agree with the Bank that all Junior Debt (defined below) and that all Junior Collateral (defined below), and all rights, remedies, powers, privileges, and discretions of the Creditor in and to any Junior Collateral are and shall be subject and subordinate to the Obligations (defined below) of the Borrower to the Bank and to the rights, remedies, powers, privileges, and discretions of the Bank in and to the Junior Collateral.

      2. Unless and until this Agreement is terminated by written notice from the Bank, the Creditor shall not:

            (a) Demand, accept, or receive from the Borrower any payment or other value on account of the Junior Debt; or

            (b) Set off, contra, or otherwise apply, all or any part of the Junior Debt towards satisfaction of any obligation of the Creditor to the Borrower; or

            (c) Exercise any of the Creditor's rights, remedies, powers, privileges, and discretions with respect to the Junior Debt and/or the Junior Collateral, including, without limitation, the acceleration of the time for payment of the Junior Debt or foreclosure of the Junior Collateral; or

            (d) Demand, accept, or receive any evidence of, or collateral for, the Junior Debt.

      3. Unless and until this Agreement is terminated by written notice from the Bank, the Borrower shall not:

            (a) Make any payment or give any value to the Creditor on account of the Junior Debt; or

            (b) Set off, contra, or otherwise apply, all or any part of any obligation of the Creditor to the Borrower towards satisfaction of the Junior Debt; or

            (c) Execute, give, or deliver any evidence of, or collateral for the Junior Debt.

      4. The Creditor will cause all notes, bonds, debentures or other instruments evidencing the Junior Debt and/or the Junior Collateral or any part thereof to contain a specific statement thereon to the effect that the indebtedness evidenced thereby is subject to the provisions of this Agreement, and the Creditor will mark its books conspicuously to evidence the subordination effected hereby. The Creditor hereby represents that it is the lawful holder of the note(s) which evidence the Borrower's indebtedness to the Creditor, and has not transferred any interest therein to any other person. Without the prior written consent of the Bank, the Creditor will not assign, transfer or pledge to any other person any of the Junior Debt or agree to a discharge or forgiveness of the same so long as there remains outstanding any of the Obligations.

      5. The Creditor and the Borrower shall each execute all such further instruments and do such other and further acts as the Bank may request in furtherance of the Bank's rights hereunder and/or the purposes of this Agreement, including, without limitation, the endorsement to the Bank of all promissory notes evidencing the Junior Debt. The respective obligations of the Creditor and the Borrower hereunder being unique, are specifically enforceable by the Bank.

      6. a. The Creditor hereby designates the Bank as and for the attorney-in-fact of the Creditor to:

            i endorse in favor of, or assign to, the Bank any writing evidencing the Junior Debt and/or the Junior Collateral; and

            ii. exercise any and all rights, remedies, powers, privileges, and discretions of the Creditor with respect to the Junior Debt and/or the Junior Collateral.

                  Without limiting the generality of the foregoing, the Bank shall have the right and power to:

                  (1) prosecute, defend, compromise, settle, or release any action relating to the Junior Debt or the Junior Collateral,

                  (2) file a proof of claim or similar pleading in, participate in the place and stead of the Creditor in, and receive any dividend or distribution on account of, any bankruptcy or insolvency proceeding of the Borrower,

                  (3) take such other action with respect to the Junior Debt and the Junior Collateral as the Bank may reasonably determine to be necessary to protect and preserve the Bank's interests therein.

      b. All of the powers of attorney set forth in this Agreement shall not be affected by any disability or incapacity suffered by the Creditor and shall survive same. All powers conferred on the Bank by this Agreement, being coupled with an interest, shall be irrevocable until this Agreement is terminated as provided herein.

      c. The Bank shall not be obligated to do any of the acts or to exercise any of the powers authorized herein, but if the Bank elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it receives as a result of such exercise of power. The Bank shall not be liable for any act or omission to act pursuant to this Agreement except for the Bank's actual willful misconduct and actual bad faith.

      7. The Bank shall have no duty as to the collection or protection of the Junior Debt and/or Junior Collateral or any income or distribution thereon, beyond the safe custody of such of the Junior Debt and/or Junior Collateral as may come into the possession of the Bank and shall have no duty as to the preservation of any rights pertaining thereto, including, without limitation, any rights against prior parties.

      8. In the event that the Creditor receives any payments on account of the Junior Debt, or any collateral in addition to any collateral heretofore granted, the Creditor shall hold such payments or collateral in trust for the Bank and shall not commingle such payments with any other funds of the Creditor. The Creditor shall deliver all such payments or collateral to the Bank immediately upon the receipt thereof by the Creditor in the identical form received, duly endorsed to the Bank.

      9. The proceeds (if any) received by the Bank on account of the Junior Debt or Junior Collateral shall be applied towards the Obligations in such order and manner as the Bank determines in its sole discretion. Any such proceeds received by the Bank in excess of the amounts necessary to satisfy the Obligations shall be paid to the Creditor.

      10.   The Creditor:

            (a) Waives notice of non-payment, presentment, demand, notice, and protest with respect to the Obligations and/or the Junior Debt;

            (b)   Waives notice of the acceptance of this agreement by the Bank;

            (c) Assents to any extension, renewal, indulgence or waiver, permitted the Borrower and/or any other person liable or obligated to the Bank for or on the Obligations or on the Junior Debt;

            (d) Authorizes the Bank to alter, amend, cancel, waive, or modify any term or condition of the Obligations or the Junior Debt and of the obligations of any other person liable or obligated to the Bank for or on the Obligations and/or the Junior Debt, without notice to, or consent from, the Creditor;

            (e) Agrees that no compromise, settlement, or release by the Bank of the Obligations or the Junior Debt or of the obligations of any such other person and no release of any collateral securing the Obligations, the Junior Debt, and/or securing the obligations of any such other person shall affect the obligations of the Creditor hereunder; and

            (f) If otherwise entitled thereto, waives the right to notice and/or hearing prior to the Bank's exercising of the Bank's rights and remedies hereunder. No action by the Bank which has been assented to herein shall affect the obligations of the Creditor to the Bank hereunder.

      11. The subordination effected hereby shall not be affected by any fraudulent, illegal, or improper act by the Borrower, the Creditor, or any person liable or obligated to the Bank for or on the Obligations, nor by any release, discharge or invalidation, by operation of law or otherwise, of the Obligations or by the legal incapacity of the Borrower, the Creditor, or any other person liable or obligated to the Bank for or on the Obligations. All interest and costs of collection with respect to the Obligations for which the Borrower has agreed to be liable shall continue to accrue and shall continue to be Obligations for purposes of the subordination effected hereby notwithstanding any stay to the enforcement thereof against the Borrower or disallowance thereof against the Borrower.

      12. The books and records of the Bank showing the account between the Bank and the Borrower shall be admissible in any action or proceeding to enforce this Agreement and shall constitute prima facie evidence and proof of the items contained therein.

      13. In the event (a) the Bank determines that any representation made by the Borrower or the Creditor to the Bank herein was not true or accurate when given and/or (b) the Borrower or the Creditor (or both) fails to promptly, punctually, and faithfully perform or discharge any obligation hereunder or an Event of Default occurs under the Loan Agreement or any other instrument, document, or agreement between the Borrower and the Bank, all Obligations, and any and all liabilities, obligations, and indebtedness of the Creditor to the Bank, whether arising hereunder or under any other document, instrument, or agreement to the Bank (whether now existing or hereafter arising), shall become immediately due and payable, at the Bank's option and without notice or demand.

      14. The Creditor will pay on demand all attorneys' fees and out-of-pocket expenses incurred by the Bank's attorneys and all costs incurred by the Bank, including, without limitation, costs associated with travel on behalf of the Bank, which costs and expenses are directly or indirectly related to the Bank's efforts to preserve, protect, collect, or enforce any of the obligations of the Creditor and/or any of the

            Bank's Rights and Remedies hereunder (whether or not suit is instituted by or against the Bank).

      15. The Borrower will pay on demand all attorneys' fees and out-of-pocket expenses incurred by the Bank's attorneys and all costs incurred by the Bank, including, without limitation, costs associated with travel on behalf of the Bank, which costs and expenses are directly or indirectly related to the Bank's efforts to preserve, protect, collect, or enforce any of the obligations of the Borrower and/or any of the Bank's Rights and Remedies hereunder (whether or not suit is instituted by or against the Bank).

      16. This Agreement incorporates all discussions and negotiations among and between the Borrower, the Creditor, and the Bank concerning the subordination effected hereby. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No provisions hereof may be altered, amended, waived, canceled, or modified, except by a written instrument executed, sealed, and acknowledged by a duly authorized officer of the Bank.

      17. The Bank may continue to rely upon this Agreement and the subordination effected hereby with respect to all Obligations which may arise hereafter. The repayment and satisfaction of all of such Obligations shall not terminate this Agreement and the subordination effected hereby as to Obligations which arise thereafter.

      18. The rights, remedies, powers, privileges, and discretions of the Bank hereunder (hereinafter, the "Bank's Rights and Remedies") shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Bank in exercising or enforcing any of the Bank's Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Bank of any of the Bank's Rights and Remedies or of any default or remedy under any other agreement with the Borrower or the Creditor shall operate as a waiver of any other default hereunder or thereunder. No exercise of the Bank's Rights and Remedies and no other agreement or transaction, of whatever nature, entered into between the Bank and the Creditor and/or between the Bank and the Borrower at any time shall preclude any other or further exercise of the Bank's Rights and Remedies. No waiver by the Bank of any of the Banks' Rights and Remedies on any one occasion shall be deemed a continuing waiver. All of the Bank's Rights and Remedies and all of the Bank's rights, remedies, powers, privileges, and discretions under any other agreement with the Creditor and/or the Borrower shall be cumulative, and not alternative or exclusive, and may be exercised by the Bank at such time or times and in such order of preference as the Bank in its sole discretion may determine. The Bank may proceed with respect to the Junior Debt and the Junior Collateral without resort or regard to other collateral or sources of satisfaction of the Obligations.

      19.   As used herein, the following terms have the following meanings:

      "Obligation" and "Obligations" include, without limitation, all and each of the following, whether now existing or hereafter arising:

            (a) Any and all liabilities, debts, and obligations of the Borrower to the Bank, each of every kind, nature, and description, now existing or hereafter arising, whether under this Agreement, the Loan Agreement, or any other instrument or document furnished to the Bank or any other agreement with the Bank, including without limitation, all Obligations as defined in the Loan Agreement.

            (b) Each obligation to repay all loans, advances, indebtedness, notes, obligations, overdrafts, and amounts now or hereafter at any time owing by the Borrower to the Bank (including all future advances or the like, whether or not given pursuant to a commitment by the Bank), whether or not any of such are liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, contingent, or of any other type, nature, or description, or by reason of any cause of action which the Bank may hold against the Borrower.

            (c) All interest, fees, and other amounts which may be charged to the Borrower and/or which may be due from the Borrower to the Bank from time to time; all fees and charges in connection with any account maintained by the Borrower with the Bank or any service rendered by the Bank; and all costs and expenses incurred or paid by the Bank in respect of this Agreement, the Loan Agreement, and any other agreement (whether now existing or hereafter arising) between the Borrower and the Bank or instrument or document heretofore or hereafter furnished by the Borrower to the Bank (including, without limitation, all notes and other obligations of the Borrower now or hereafter assigned to or held by the Bank, each of every kind, nature, and description, and all costs of collection, attorneys' fees, and all court and litigation costs and expenses).

            (d) Any and all covenants of the Borrower to or with the Bank and any and all obligations of the Borrower to act or to refrain from acting in accordance with the terms, provisions, and covenants of this Agreement and of any other agreement between the Borrower and the Bank (whether now existing or hereafter arising) or instrument or document heretofore or hereafter furnished by the Borrower to the Bank.

      As used herein, the term "indirect" includes, without limitation, all obligations and liabilities which the Bank may incur or become liable for on account of, or as a result of any transactions between the Bank and the Borrower including, without limitation, any which may arise out of any Letter of Credit or banker's acceptance, or similar instrument issued or obligation incurred by the Bank for the account of the Borrower; any which may arise out of any action brought or threatened against the Bank by the Borrower, any guarantor or endorser of the Obligations of the Borrower, or by any other person in connection with the Obligations; and any obligation of the Borrower which may arise as endorser or guarantor of any third party, or as obligor to any third party which obligation has been endorsed, participated, or assigned to the Bank. The term "indirect" also refers to any direct or contingent liability of the Borrower to make payment towards any obligation held by the Bank (including, without limitation, on account of any industrial revenue bond) to the extent so held by the Bank.

      The Bank's books and records shall be prima facie evidence of the Borrower's Obligations.

      "Junior Debt" includes all liabilities, obligations, and indebtedness, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become, now existing or hereafter arising, owed by the Borrower to the Creditor.

      "Junior Collateral" includes all collateral security now or hereafter granted by the Borrower or any guarantor to secure all or any portion of the Junior Debt.

      20. This Agreement shall be binding upon the Creditor, the Borrower, and their respective heirs, executors, administrators, representatives, successors, and assigns, and shall inure to the benefit of the Bank, and the Bank's successors and assigns.

      21. It is intended that this Agreement take effect as a sealed instrument and be governed by the laws of The Commonwealth of Massachusetts. The Creditor and the Borrower each submit to the jurisdiction of the courts of said Commonwealth for all purposes in connection with this Agreement and their respective relationships with the Bank.

      22. The Borrower and the Creditor each make the following waiver knowingly, voluntarily, and intentionally and understand that the Bank, in the establishment and maintenance of the Bank's relationship with the Borrower, is relying thereon. THE BORROWER AND THE CREDITOR RESPECTIVELY TO THE EXTENT ENTITLED THERETO, WAIVE ANY PRESENT OR FUTURE RIGHT TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE BANK IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE BANK OR IN WHICH THE BANK IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONG OR BETWEEN THE BORROWER, THE CREDITOR, ANY SUCH PERSON, AND THE BANK.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      The undersigned certify that the undersigned read this Agreement prior to its execution.


                                     ________________________________________
                                     ("Creditor")
Witness


______________________________       By:_____________________________________

                                     Print Name:_____________________________

                                     Title:__________________________________


Witness
                                     ________________________________________
                                     ("Borrower")

______________________________       By:_____________________________________

                                     Print Name:_____________________________

                                     Title:__________________________________


Witness                              SOVEREIGN BANK
                                     ("Bank")

______________________________       By:_____________________________________

                                     Print Name:_____________________________

                                     Title:__________________________________